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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K/A
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: April 29, 2003
             Date of Earliest Event Reported: April 29, 2003


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

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The undersigned registrant hereby amends the following items of its Current
Report dated April 29, 2003 on Form 8-K as set forth in the pages attached hereto:

Item 5.   Other Events

On April 29, 2003, the Company announced the appointment of Lawrence N. Stevenson as its new Chief Executive Officer. Mr. Stevenson is expected to start in his position on May 27, 2003.

The Board of Directors intends to appoint Mr. Stevenson as a director and to consider and elect a non-executive Chairman of the Board at its next regularly scheduled meeting, which will immediately follow the Company's Annual Meeting of Shareholders on May 28, 2003. Mr. Stevenson and the new, non-executive Chairman of the Board will replace Mitchell G. Leibovitz whose retirement was announced on January 6, 2007.

A copy of the Company's press release announcing Mr. Stevenson's appointment is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibits are filed with this report.

Exhibit No. 99.1                Press Release dated April 29, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ George Babich, Jr.
                               --------------------------------------
                               George Babich, Jr.
                               President
                               and Chief Financial Officer


Date:  April 29, 2003